SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





      Date of Report (Date of earliest event reported): September 19, 2003



                           PARAGON TECHNOLOGIES, INC.
                 (Exact name of issuer as specified in charter)




         DELAWARE                        1-15729                  22-1643428
State or Other Jurisdiction            (Commission             (I.R.S. Employer
    of Incorporation or                   File                  Identification
       Organization)                     Number)                    Number)


                                600 KUEBLER ROAD
                           EASTON, PENNSYLVANIA 18040
                    (Address of principal executive offices)


                                 (610) 252-3205
              (Registrant's telephone number, including area code)

Item 2.       Acquisition and Disposition of Assets
-------       -------------------------------------

As previously reported, on September 19, 2003 (the "Closing Date"), Paragon Technologies, Inc. ("Paragon") sold (the "Sale") its entire ownership interest in SI/BAKER, INC. ("SI/BAKER"), a Delaware corporation and joint venture of Paragon and McKesson Automation Systems Inc., a Louisiana corporation formerly known as Automated Prescription Systems, Inc. ("McKesson"), to McKesson pursuant to the terms of that certain Stock Purchase Agreement dated September 19, 2003 by and among Paragon, McKesson and SI/BAKER (the "Agreement"). Pursuant to the Agreement, Paragon (a) sold 100 shares of common stock of SI/BAKER to McKesson and (b) made certain other covenants, in consideration for (x) the payment by McKesson to Paragon of $5,600,000 in cash and (y) certain other covenants of McKesson and SI/BAKER. The terms of the Sale did not provide for any contingent consideration payable to Paragon. The amount of consideration was determined by arms-length negotiations between Paragon and McKesson. Immediately prior to the Sale, (a) 1 of the 2 members of the board of directors of SI/BAKER was also a director and officer of Paragon, (b) one of the officers of SI/BAKER was an officer of Paragon, and (c) Paragon was a major stockholder of SI/BAKER, holding 50% of SI/BAKER's outstanding voting equity. Additionally, Paragon has a business relationship with SI/BAKER, as certain of Paragon's products and services are offered to SI/BAKER and have been used in SI/BAKER products sold to SI/BAKER's customers. Prior to the Sale, there were no other material relationships between Paragon and its affiliates, and SI/BAKER.

Pursuant to the Agreement, (a) the Investment Agreement dated January 27, 1993, as amended, between Paragon and McKesson governing the joint venture relationship was terminated as of the Closing Date; (b) Paragon and SI/BAKER entered into a Master Purchase Agreement (the "Supply Agreement") whereby Paragon will supply automated dispensing products and related software services to SI/BAKER at agreed upon prices and pursuant to agreed upon terms and conditions; and (c) Paragon granted McKesson a license to certain intellectual property.

Pursuant to the Agreement and as more specifically set forth therein, Paragon agreed, for a period of three (3) years following the Closing Date, not to (a) engage in the manufacture, use or sale of "integrated prescription fulfillment systems" (as defined in the Agreement, the "Business"), (b) provide any person with any information with respect to the Business or otherwise developing products or services that would compete with the Business, (c) own any interest in, manage or lend money to, any person or enterprise that owns or is engaged in the Business, (d) request or advise any customers of SI/BAKER to curtail their dealings with SI/BAKER or engage in any trade disparagement with respect to McKesson or SI/BAKER, (e) refer any customers of Paragon to, or otherwise endorse any competitor of, SI/BAKER with respect to the Business, and (f) solicit for employment or hire any employee of SI/BAKER. Each of SI/BAKER and McKesson agreed to certain non-competition and non-solicitation covenants for the benefit of Paragon.

Paragon used the proceeds of the Sale to prepay (a) $1,225,000 of its outstanding term debt with its principal bank, (b) $1,500,000 of its outstanding subordinated debt, thereby eliminating Paragon's outstanding long-term debt, and
(c) $330,000 of liability associated with the fair value of the interest rate swap agreement for the term debt with Paragon's principal bank.

The Agreement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of certain of the material provisions of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed as an exhibit hereto.


Item 7.       Financial Statements and Exhibits
-------       ---------------------------------

     (b) Pro Forma Financial Information
     (c) Exhibits-
              2.2 Stock Purchase Agreement by and among McKesson Automation Systems Inc., Paragon Technologies, Inc., and SI/BAKER, INC. dated September 19, 2003.
              99.1  News Release dated September 22, 2003
              * Certain exhibits and the schedules to Exhibits 2.2 are not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.

PARAGON TECHNOLOGIES, INC.
SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

The following unaudited pro forma condensed consolidated balance sheet includes the historical condensed balance sheet of Paragon Technologies, Inc. ("Paragon" or the "Company") at June 30, 2003 and the pro forma adjustments to reflect the sale of Paragon's Investment in the SI/BAKER, INC. ("SI/BAKER") joint venture as if the transaction occurred on June 30, 2003.

The pro forma information should be read in conjunction with the Company's historical financial statements previously filed with the U.S. Securities and Exchange Commission.


PARAGON TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2003
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                 Historical
                                                Consolidated       Pro Forma                       Pro Forma
                                                 6/30/2003        Adjustments                    Consolidated
                                                 ---------        -----------                    ------------
Assets
------
Current assets:
Cash and cash equivalents                         $  4,501                 -      (A) (B) (C)         4,501
Receivables                                          5,985                                            5,985
Costs and estimated earnings in excess
   of billings                                         666                                              666
Inventories                                          1,512                                            1,512
Deferred income tax benefits                         1,410                                            1,410
Prepaid expenses and other current assets              510                                              510
                                              ----------------------------------              --------------------
       Total current assets                         14,584                 -                         14,584
                                              ----------------------------------              --------------------

Property, plant and equipment, at cost               4,022                                            4,022
Less: accumulated depreciation                       2,498                                            2,498
                                              ----------------------------------              --------------------
   Net property, plant and equipment                 1,524                 -                          1,524
                                              ----------------------------------              --------------------

Investment in joint venture                            576              (576)     (A)                     0
Goodwill                                            17,657                                           17,657
Other assets                                            28               (17)     (C)                    11
                                              ----------------------------------              --------------------

       Total assets                                $34,369              (593)                        33,776
                                              ==================================              ====================

PARAGON TECHNOLOGIES, INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
AS OF JUNE 30, 2003
(IN THOUSANDS, EXCEPT SHARE AND PER SHARE DATA)

                                                 Historical
                                                Consolidated       Pro Forma                       Pro Forma
                                                 6/30/2003        Adjustments                    Consolidated
                                                 ---------        -----------                    ------------
Liabilities and Stockholders' Equity
------------------------------------
Current liabilities:
Current installments of long-term debt            $  1,150            (1,150)     (C)                     -
Accounts payable                                     3,217                                            3,217
Customers' deposits and billings in
   excess of costs and estimated earnings            1,817                                            1,817
Accrued salaries, wages, and commissions               463                                              463
Income taxes payable                                   445                26      (C)                   471
Accrued royalties payable                              110                                              110
Accrued product warranties                             946                                              946
Accrued pension and retirement
   savings plan liabilities                             42                                               42
Accrued restructuring expenses                         182                                              182
Deferred gain on sale-leaseback                        165                                              165
Accrued other liabilities                            1,084               (84)     (C)                 1,000
                                              ----------------------------------              --------------------
       Total current liabilities                     9,621            (1,208)                         8,413
                                              ----------------------------------              --------------------

Long-term liabilities:
Long-term debt, excluding
   current installments:
     Term loan                                         575              (575)     (C)                     -
     Subordinated notes payable                      2,000            (1,720)     (C)                   280
                                              ----------------------------------              --------------------
       Total long-term debt                          2,575            (2,295)                           280
Other long-term liability                              335                                              335
Deferred gain on sale-leaseback                        605                                              605
Deferred income taxes payable                        1,595              (184)     (B)                 1,411
Deferred compensation                                   33                                               33
                                              ----------------------------------              --------------------
       Total long-term liabilities                   5,143            (2,479)                         2,664
                                              ----------------------------------              --------------------

Stockholders' equity:
Common stock                                         4,277                                            4,277
Additional paid-in capital                           7,583                                            7,583
Retained earnings                                    7,949             3,094      (A) (B) (C)        11,043
Accumulated other comprehensive loss                  (204)                                            (204)
                                              ----------------------------------              --------------------
       Total stockholders' equity                   19,605             3,094                         22,699
                                              ----------------------------------              --------------------

       Total liabilities and
         stockholders' equity                     $ 34,369              (593)                        33,776
                                              ==================================              ====================

NOTES:

(A) To reflect the sale of Paragon's Investment in the SI/BAKER joint venture. The selling price was $5,600,000, the pre-tax gain on the sale was $4,974,000, and the after-tax gain on the sale was $3,053,000.

(B) To reflect income taxes expensed of $1,921,000 and income taxes paid of $2,105,000 at an effective income tax rate of 38.62% relating to the sale of Paragon's Investment in the SI/BAKER joint venture.

(C) To reflect the long-term debt reduction of senior and subordinated debt with cash available of $3,445,000, net of taxes paid, relating to the sale of Paragon's Investment in the SI/BAKER joint venture. The adjustment includes the elimination of deferred debt fees of $17,000 associated with the senior debt and the reversal of previously accrued interest of $84,000 on the subordinated notes payable, and the related impact on income taxes at an effective rate of 38.62%.

PARAGON TECHNOLOGIES, INC.
SELECTED UNAUDITED PRO FORMA FINANCIAL DATA

The following selected unaudited pro forma consolidated statements of operations data gives effect to the sale of Paragon Technologies, Inc.'s ("Paragon" or the "Company") Investment in the SI/BAKER, INC. ("SI/BAKER") joint venture as if the transaction occurred at the beginning of the 2002 fiscal year and at the beginning of the 2003 fiscal year. The pro forma data presented below should be read in conjunction with the Company's financial statements previously filed with the U.S. Securities and Exchange Commission and pro forma condensed consolidated financial information and accompanying assumptions previously included elsewhere herein. Such data is not necessarily indicative of the results of operations that would have been achieved had the transaction described above occurred on the date indicated or that may be expected to occur in the future as a result of such transaction.

                                       Paragon Technologies, Inc.                           Paragon Technologies, Inc.
                               Unaudited Pro Forma Condensed Consolidated           Unaudited Pro Forma Condensed Consolidated
                                         Statement Of Operations                             Statement Of Operations
                                  For The Year Ended December 31, 2002                For The Six Months Ended June 30, 2003
                              (In Thousands, Except Share And Per Share Data)     (In Thousands, Except Share And Per Share Data)
                             ------------------------------------------------    --------------------------------------------------
                                Historical       (1)             Pro Forma            Historical        (1)          Pro Forma
                               Consolidated   Pro Forma        Consolidated          Consolidated    Pro Forma      Consolidated
                                12/31/2002   Adjustments          Results              6/30/2003    Adjustments       Results
                                ----------   -----------          -------              ---------    -----------       -------
Net sales                      $   38,224                            38,224           $   19,547                         19,547
Cost of sales                      28,951                            28,951               14,419                         14,419
                             ----------------------------      --------------        -------------------------       -------------
Gross profit
 on sales                           9,273             -               9,273                5,128           -              5,128
                             ----------------------------      --------------        -------------------------       -------------

Selling, general
 and administrative
 expenses                           8,558                             8,558                3,871                          3,871
Productive development
 costs                                358                               358                  302                            302
Restructuring charges
 (credits)                           (859)                             (859)                (170)                          (170)
Interest expense                    1,046           (22) (F)          1,024                  369        (165) (F)           204
Interest income                      (112)                             (112)                 (46)                           (46)
Equity in income of
 joint venture                        (58)           58  (D)              -                 (251)        251  (D)             -
Other income, net                    (590)          167  (E)           (423)              (1,620)        168  (E)        (1,452)
                             ----------------------------      --------------        -------------------------       -------------
                                    8,343           203               8,546                2,455         254              2,709
                             ----------------------------      --------------        -------------------------       -------------

Earnings before income
 taxes                                930          (203)                727                2,673        (254)             2,419
Income tax expense                    267           (78) (G)            189                1,045         (98) (G)           947
                             ----------------------------      --------------        -------------------------       -------------
Net earnings                   $      663          (125)                538           $    1,628        (156)             1,472
                             ============================      ==============        =========================       =============

Basic earnings per share       $     0.16                              0.13           $     0.38                           0.35
                             ===============                   ==============        ================                =============
Diluted earnings per
 share                         $     0.15                              0.13           $     0.38                           0.34
                             ===============                   ==============        ================                =============

Weighted average shares
 outstanding                    4,231,878                         4,231,878            4,262,213                      4,262,213
Dilutive effect of stock
 options                           64,706                            64,706               78,021                         78,021
Dilutive effect of
 phantom stock units                3,609                             3,609                    -                              -
                             ----------------------------      --------------        -------------------------       -------------
Weighted average shares
 outstanding assuming
 dilution                       4,300,193             -           4,300,193            4,340,234           -          4,340,234
                             ============================      ==============        =========================       =============

NOTES:

(1) The following sale of the Investment in the SI/BAKER joint venture adjustments reflect results of operations as if the sale of the Investment in the SI/BAKER joint venture, which was concluded on September 19, 2003, had occurred on January 1, 2002 and January 1, 2003. The results of operations are derived from the Company's historical statement of operations for the year ended December 31, 2002 and the Company's historical statement of operations for the six months ended June 30, 2003.

     (D) To reflect the elimination of Paragon's equity in income of the SI/BAKER joint venture representing the Company's proportionate share (50%) of its Investment in the SI/BAKER joint venture that is being accounted for under the equity method.

     (E) To reflect the elimination of royalty income from the SI/BAKER joint venture. Paragon received royalty income from the SI/BAKER joint venture based on 2% of SI/BAKER's sales.

     (F) To reflect the reduction of interest expense on senior and subordinated debt as a result of the long-term debt reduction of senior and subordinated debt with cash available of $3,445,000, net of taxes paid, from the sale of Paragon's Investment in the SI/BAKER joint venture. The adjustment includes the amortization of deferred debt fees and the accounting for the interest rate swap agreement associated with the term debt with the Company principal bank.

     (G) To reflect the adjustment to record income tax expense at an effective rate of 38.62%.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


PARAGON TECNOLOGIES, INC.

/s/  William R. Johnson
------------------------------------------
     William R. Johnson
     President and Chief Executive Officer

Dated: October 1, 2003
       -----------------------------------

                           PARAGON TECHNOLOGIES, INC.
                                    FORM 8-K
                                  EXHIBIT INDEX


Exhibit No.

   2.2       Stock Purchase Agreement by and among McKesson Automation
             Systems Inc., Paragon Technologies, Inc., and SI/BAKER, INC. dated September 19, 2003.

   99.1      News Release dated September 22, 2003.

   * Certain exhibits and the schedules to Exhibits 2.2 are not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished supplementally to the Securities and Exchange Commission upon request.